STURM, RUGER & CO., INC.

2010 Annual Meeting

APRIL 28, 2010

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2009 and Form 10-Q for the fiscal quarter ended April 3, 2010. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

RUGER

Investment Highlights

- 61-years as one of the world's leading firearms brands.
- Experienced and engaged Board of Directors.
- Strong management team.
- Strong market position in rifles, revolvers and pistols.
- Recent, exciting new product launches.
- We believe we are gaining marketshare.
- Strong balance sheet; well positioned to take advantage of business opportunities as they arise.
- Improving fundamentals.

NYSE: RGR
Shares Outstanding: 19.1 Million
Price: $15.57 (4/23/09)
Market Capitalization: $297 Million

RUGER

Company Profile

- Trailing 12-month sales of $276 million, EPS of $1.58 (ending 4/3/10).
- Manufacturing facilities in Newport, NH and Prescott, AZ.
- Engineering satellite office in Enfield, CT.
- Corporate office in Southport, CT.
- 1,200 non-union employees, plus 150-200 temporary employees.
- Investment castings division.
- Firearms Products:

Rifles	Pistols	Revolvers	Shotguns
Single-Shot Autoloading Bolt-Action Modern Sporting	Rimfire Centerfire	Single-Action Double-Action	Over & Under

- 2-step distribution: selling to 14 wholesale distributors.

- 251 Catalog SKUs.

RUGER

Executive Team



Michael Fifer
Chief Executive Officer,
Director



Tom Dineen
Chief Financial Officer,
Treasurer



Mark Lang
Group Vice President



Chris Killoy
Vice President of Sales
& Marketing



Tom Sullivan
Vice President of
Newport Operations



Steve Maynard
Vice President of
Lean Business Development



Kevin Reid
Vice President and
General Counsel



Leslie Gasper
Corporate Secretary

RUGER

Financial and Operational Highlights

Consolidated Operating Results (in Millions, except EPS)

	2010	2009			
	Q1	Q4	Q3	Q2	Q1
Revenues	$68.3	$63.9	$71.2	$72.4	$63.5
Gross Margin	$23.1	$21.2	$21.8	$25.0	$19.5
Operating Profit	$12.9	$9.1	$11.3	$13.9	$9.4
	18.9%	14.3%	15.9%	19.3%	14.9%
EPS	$0.44	$0.30	$0.37	$0.45	$0.30

RUGER

Comparison of Underlying Performance (in Thousands)

	2010	2009			
	Q1	Q4	Q3	Q2	Q1
Reported Operating Profit	$12,900	$9,119	$11,331	$13,976	$9,434
Adjustments					
LIFO	(122)	(1,536)	(1,502)	(929)	(249)
O/H Rate	(394)	(1,408)	972	1,071	689
D/L Rate	(55)	(323)	302	288	169
E&O reserve	(761)	495	46	(210)	(92)
Frozen DB Pension Plan	400	557	276	205	500
Stock Option Tax Adjustment	-	-	-	1,200	-
Dorr Demolition Costs	(83)	1,117	750	-	-
Retrofit Expenses	15	32	49	18	579
Total Adjustments	(1,000)	(1,066)	893	1,643	1,596
Adjusted Operating Profit	$11,900	$8,053	$12,224	$15,619	$11,030
	17%	13%	17%	22%	17%

Comparison of Underlying Performance (in Thousands)

	2010	2009			
	Q1	Q4	Q3	Q2	Q1
Reported Operating Profit	$12,900	$9,119	$11,331	$13,976	$9,434
Adjustments					
LIFO	(122)	(1,536)	(1,502)	(929)	(249)
O/H Rate	(394)	(1,408)	972	1,071	689
D/L Rate	(55)	(323)	302	288	169
E&O reserve	(761)	495	46	(210)	(92)
Frozen DB Pension Plan	400	557	276	205	500
Stock Option Tax Adjustment	-	-	-	1,200	-
Dorr Demolition Costs	(83)	1,117	750	-	-
Retrofit Expenses	15	32	49	18	579
Total Adjustments	(1,000)	(1,066)	893	1,643	1,596
Adjusted Operating Profit	$11,900	$8,053	$12,224	$15,619	$11,030
	17%	13%	17%	22%	17%

Return on Shareholders' Equity



40%
35%
30%
25%
20%
15%
10%
5%
0%
34%
2006
2007
2008
2009

Market Conditions

RUGER

Bookings



500,000
400,000
300,000
200,000
100,000
0
in Units
Bookings
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007
2008
2009
2010

Bookings & Distributor Sell-Through



in Units
500,000
400,000
300,000
200,000
100,000
0
Q1 2007
Q2
Q3
Q4
Q1 2008
Q2
Q3
Q4
Q1 2009
Q2
Q3
Q4
Q1 2010
Bookings
Sell-Through

Finished Goods Inventory



120,000
100,000
80,000
60,000
40,000
20,000
Month End in Units
Dist. Inventory
Ruger FG Inv.
2006
2007
2008
2009
2010

Trends in Retail Demand


Total NICS Background Checks (in Millions)
18
16
14
12
10
8
NICS Checks
2006
2007
2008
2009

RUGER

Trends in Retail Demand



Total NICS Background Checks (in Millions)
18
16
14
12
10
8
Distributor Sell-Through
NICS Checks
2006
2007
2008
2009
$300
$250
$200
$150
Total Ruger Sales (in Millions)

RUGER

Market Share Movement

Product Category	2008
Single-Action Revolvers	Maintained
Double-Action Revolvers	Lost
Rimfire Pistols	Maintained
Centerfire Full-Size (SR9)	Lost
Centerfire Compact (LCP)	Gained
Mini-14 Rifles	Maintained
Hunting Rifles	Maintained
Rimfire Rifles	Gained
Modern Sporting Rifles	Lost

(Based on Management Estimates and Distributor Commentary)

Market Share Movement

Product Category	2008	2009
Single-Action Revolvers	Maintained	Maintained
Double-Action Revolvers (LCR)	Lost	Gained
Rimfire Pistols	Maintained	Maintained
Centerfire Full-Size (SR9)	Lost	Maintained
Centerfire Compact (LCP & SR9c)	Gained	Gained
Mini-14 Rifles	Maintained	Maintained
Hunting Rifles	Maintained	Maintained
Rimfire Rifles	Gained	Gained
Modern Sporting Rifles (SR-556)	Lost	Gained

(Based on Management Estimates and Distributor Commentary)

RUGER

Ruger Business System

New Product Development



2009 Sales
New Products 31%
Mature Products 69%

RUGER

Ruger Business System

New Product Development


2009 Sales
New Products 31%
Mature Products 69%


2010 Q1 Sales
New Products 39%
Mature Products 61%

RUGER

Ruger Business System

Highlighted new products: 2009 & 2010 Q1.

2 New Platform Products

• LCR & SR-556.

31 New Product Derivatives

• Including the SR9c, SR-22 & 22/45 RP.

75 Distributor Specials

THE AR PLATFORM **REDEFINED.**



THE RUGER SR-556™

RUGER


Chrome-Plated Bolt,
Bolt Carrier and Extractor
Troy Industries
Folding BattleSights™
Chrome-Plated,
Two-Stage
Piston Driven
Operating System
4-Position,
Chrome-Plated
Gas Regulator
Hogue®
Monogrip®
Pistol Grip
Troy Industries
Quad Rail
Handguard
Cold Hammer-Forged,
Chrome-Lined
Mil-Spec 41V45 Barrel
6-Position Telescoping
M4-Style Buttstock
MAGPUL
PMAG™
30-Round
Magazines
Troy Industries
Rail Covers

Chambered in 5.56mm NATO/.223 Rem.

Chambered in the 5.56 x 45mm NATO cartridge, the SR-556™ will also fire the .223 Rem. cartridge.

THE RUGER SR-556™

RUGER

THE RUGER® LCR™


RUGER LCR

ACADEMY OF EXCELLENCE

2009 Handgun of the Year



2010 American Rifleman Handgun of the Year

THE EVOLUTION OF THE REVOLVER

RUGER

New Product Derivatives



New Model Blackhawk® in .327 Federal Magnum



22/45™ Pistol with Replaceable Grip Panels



GP100® in .327 Federal Magnum



SR-22™ Rifle



SR9c™

RUGER

Distributor Specials


10/22® Rifle
M77® Hawkeye® Rifle
10/22® Rifle
Mark III™ Pistol
New Model Super Blackhawk™ Revolver
22 Charger™ Pistol

RUGER

Editorial Coverage


CONCEALED CARRY HANDGUNS
2010 BUYER'S GUIDE
PocketPISTOLS
SUBCOMPACT
DYNAMIC
DUO
GUN
TESTS!


COVERT ENTRY CARBINE: POF-USA P-415 5.56MM
GUNS
RUGER
SR-556


EXCLUSIVE
1911
SPECIAL SECTION
HANDGUNS
RUGER
LCR
Gets A
LASER
Treatment
SHOOT
BETTER!
High-Tech
Tools To Help
You Train
FBI AMMO TESTS
What They Do—
And Don't—Tell You
POINT OR AIM?
One Expert's Take
GUN
TESTS


MARTIAL LAW: NOT ON OUR WATCH!
S.W.A.T.
REDEFINING
THE AR?
RUGER SR-556
ALTERNATIVE
PRONE
WALKING TALL
RECESSION BUSTER
HEAR IT ROAR!
VIKING INVASION


EXPLODING THE MYTH OF AR UNRELIABILITY
GUNS&AMMO
EXCLUSIVE!
RUGER'S NEW
SR
COMPACT
CARRY
9
BEST
Big-Game
Caliber?
.33
.454 Casull to
.500 S&W
Take a Spin
with the
Mega-Magnum
Revolvers


TOP 10 BELTED MAGNUMS
GUNS&AMMO
TESTFIRE EXCLUSIVE!
Ruger's Piston-Driven
SR-556


NRA
58 NEW GUNS INSIDE!
SHOOTING
Commanding
Compact
Gas-Piston
Bargain
AR 101


COMBAT
HANDGUNS
ULTIMATE
9mm
HI-CAPACITY
FIREPOWER!

Voice of the Customer

[redacted]

Handgun Retailer Survey

- 380 handgun retailers were surveyed by a major national distributor in February 2010.

- Each was asked to rate each manufacturer on a scale of 1 – 10 for:
  - Handgun Profit Margins
  - Handgun Sales
  - Consumer Demand
  - Availability for Replenishment

- Manufacturers that were rated:

Ruger	Smith & Wesson	Glock	FN
Taurus	Springfield Armory	Walther	H&K
Beretta	Sig Sauer		

Handgun Retailer Survey

- Ruger ranked #1 overall:
  - Ruger Rated: 7.52
  - Average Manufacturer Rating: 5.64

- Ruger category rankings were:
  - #1 in Handgun Profit Margins
  - #2 in Handgun Sales
  - #2 in Consumer Demand
  - #3 in Availability for Replenishment

RUGER

Manufacturing

RUGER

Ruger Business System

Applying Lean to our manufacturing processes:

Newport Manufacturing Facility

- Eighty percent of all product is produced in cells.
- Setting up a pull system for suppliers, and have implemented standard work for material replenishment for several product families.
- Inventory turns are up.
- Productivity continues to improve.
- Customer Service is starting their lean journey this year.

Prescott Manufacturing Facility

- Assembly cells established for all products.
- All new products are produced in cells.
- Pull system implemented on all raw materials, and starting on internal parts.
- Inventory turns are up.
- Productivity continues to improve.

Prescott Operations

RUGER



Ruger Business System

Manufacturing Cost Reductions:



25%
20%
15%
10%
Total Labor/SVP
2007
2008
2009

SVP is the sales value of units produced in the period.

RUGER

Ruger Business System

Manufacturing Cost Reductions:


25%
20%
15%
10%
2007
2008
2009
Total Labor/SVP
Non-Personnel Overhead/SVP

SVP is the sales value of units produced in the period.

RUGER

Ruger Business System

Freeing-Up Assets to Invest in Top-Line Growth:



INVENTORY TURNS
3.5
3.0
2.5
2.0
1.5
1.0
2006
2007
2008
2009

Liquidity

Ruger Business System

Freeing-Up Assets to Invest in Top-Line Growth:



INVENTORY REDUCTION
$70
$60
$50
$40
$30
$20
$10
In Millions
$12 Million Reduction from 2008
12/08
03/09
06/09
09/09
12/09
03/10
Raw Material & WIP
Finished Goods

Ruger Business System

Freeing-Up Assets to Invest in Top-Line Growth:



INVENTORY REDUCTION
$70
$60
$50
$40
$30
$20
$10
In Millions
Increased Velocity of Inventory Saved $30 Million
12/08
03/09
06/09
09/09
12/09
03/10
Raw Material & WIP
Finished Goods

Ruger Business System

Investment in Top-Line Growth: approximately two-thirds of 2009 CAPEX was related to new product introductions and expansion of capacity.


$16
$14
$12
$10
$8
$6
$4
$2
(in Millions)
2006
2007
2008
2009
2010
(Estimated)

Net Income vs. Dividends

Dividends are calculated as a percentage of adjusted operating profit.



$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
in Millions
Q1
Q2
Q3
Q4
Net Income
Dividends

Net Income vs. Dividends

Dividends are calculated as a percentage of adjusted operating profit.



$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
in Millions
Dividends related to 2009 results equaled 25% of net income.
Q1
Q2
Q3
Q4
Net Income
Dividends

Shares Outstanding


STOCK BUY BACK:
We repurchased 8 million shares since July 2006 at an average share price of $6.90.
Shares in Millions
29
27
25
23
21
19
17
15
2006
2007
2008
2009
2010

Cash



$60
$50
$40
$30
$20
$10
0
in Millions
2009
2010
$58.9 Million
Since January 2009, major cash outflows included:
- Capital Expenditures: $20 million
- Dividends: $7 million
RUGER

Cash


$60
$50
$40
$30
$20
$10
0
in Millions
2009
2010
$58.9 Million
Since January 2009, major cash outflows included:
- Capital Expenditures: $20 million
- Dividends: $7 million
During that time, we increased our cash holdings by $31 million through operating profits and inventory reduction.

RUGER

Investor Communications

We anticipate releasing 2010 quarterly earnings and holding investor conference calls on the following dates:

Period:	Earnings Release	Conference Call
Q2 2010:	July 28, 2010	July 29, 2010
Q3 2010:	October 27, 2010	October 28, 2010
Q4 2010:	February 23, 2011	February 24, 2011

Investment Highlights

- 61-years as one of the world's leading firearms brands.
- Experienced and engaged Board of Directors.
- Strong management team.
- Strong market position in rifles, revolvers and pistols.
- Recent, exciting new product launches.
- We believe we are gaining marketshare.
- Strong balance sheet; well positioned to take advantage of business opportunities as they arise.
- Improving fundamentals.

NYSE: RGR
Shares Outstanding: 19.1 Million
Price: $15.57 (4/23/09)
Market Capitalization: $297 Million

RUGER

Questions

RUGER

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2009 and Form 10-Q for the fiscal quarter ended April 3, 2010. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

RUGER

STURM, RUGER & CO., INC.

Thank You